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                                                                      Exhibit 99
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News                                      [John Hancock Financial Services Logo]

For Immediate Release


             JHFS Announces Non-Material Impact of Terrorist Acts
                        On Company's Financial Strength

BOSTON (September 14, 2001)--John Hancock Financial Services, Inc. (NYSE: JHF) today expressed its deep sadness over this week's national tragedy and responded to many inquiries concerning the impact it has on the company's financial strength.

"First and foremost," said company Chairman & Chief Executive Officer David F. D'Alessandro, "all of us are stunned and saddened by this week's events. We lost one of our own employees as well as many friends, and empathize with the pain people are feeling. Our prayers are with the victims, their families and friends as well as everyone involved in the search and recovery effort.

"We also feel an obligation to respond to the many investors, analysts, customers, employees and members of the media who have asked what impact this horrible event will have on John Hancock's financial strength. We do so reluctantly given the circumstances and the nation's rightful focus on the tragedy."

After completing an intense, initial review of the situation, company officials believe that there is no reason to conclude that the tragedy will have a material impact on the company's financial strength.

The company based this belief on an examination of both its asset and liability exposures, including its:

 .  Retail life coverage, including Corporate Owned Life Insurance

 .  Group life coverage, and

 .  Investment portfolios

Based on this review, the company believes that the tragedy's impact is not material to its financial strength nor reason to change its guidance for the rest of the year.

As John Hancock has consistently said, it expects 2001 earnings-per-share growth of 10-12%, assuming equity market appreciation of 2-3% for the second half of the year. This guidance is subject to change if, among other things, the economy or the financial markets experience a significant downturn.

Forward-looking Statements

The statements, analyses, and other information contained herein relating to trends in the company's operations and
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financial results, the markets for the company's products, the future development of the company's business, and the contingencies and uncertainties to which the company may be subject, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "will," "should," "may," and other similar expressions, are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. Such statements are made based upon management's current expectations and beliefs concerning future events and their potential effects on the company.

Future events and their effects on the company may not be those anticipated by management. John Hancock's actual results may differ materially from the results anticipated in these forward-looking statements. For a discussion of factors that could cause or contribute to such material differences, investors are directed to the risks and uncertainties discussed in our Form 10-K for the year ended December 31, 2000, and other documents filed by the company with the Securities and Exchange Commission. These risks and uncertainties include, without limitation, the following: general economic conditions; the performance of financial markets and interest rates; customer responsiveness to existing and new products and distribution channels; competitive and business factors; new tax or other legislation; and government regulation.

The company specifically disclaims any obligation to update or revise any forward looking information, whether as a result of new information, future developments or otherwise.

John Hancock Financial Services, Inc. (NYSE: JHF) and its affiliated companies provide a broad array of insurance and investment products and services to retail and institutional customers. As of June 30, 2001, John Hancock and its subsidiaries had total assets under management of $122.7 billion.

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Contacts:

Media:  Roy Anderson, 617-572-6385; Brian Carmichael, 617-572-6409

Investors:  Jean Peters, 617-572-9282; Larry Edelman, 617-572-0521